Third Quarter 2015 Investor Presentation September 9, 2015 Exhibit 99.1

1

Forward-looking Statements
When used in this presentation and in documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,”
“are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to future financial performance, strategic plans or objectives, revenue, expense or earnings projections, or other financial items of Banc of California Inc. and its affiliates (“BANC,” the “Company,” “we,” “us” or “our”). By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.
Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (i) risks that the
Company’s recently completed acquisitions, including the acquisitions of branches from Banco Popular, The Private Bank of California, CS Financial, Inc., and The
Palisades Group, may disrupt current plans and operations, the potential difficulties in customer and employee retention as a result of those transactions and the amount of the costs, fees, expenses and charges related to those transactions; (ii) the credit risks of lending activities, which may be affected by further deterioration in real estate markets and the financial condition of borrowers, may lead to increased loan and lease delinquencies, losses and nonperforming assets in our loan portfolio, and may result in our allowance for loan and lease losses not being adequate to cover actual losses and require us to materially increase our loan and lease loss reserves; (iii) the quality and composition of our securities and loan portfolios; (iv) changes in general economic conditions, either nationally or in our market areas; (v) continuation of the historically low short-term interest rate environment, changes in the levels of general interest rates, and the relative differences between short- and long-term interest rates, deposit interest rates, our net interest margin and funding sources; (vi) fluctuations in the demand for loans and leases, the number of unsold homes and other properties and fluctuations in commercial and residential real estate values in our market area; (vii) results of examinations of us by regulatory authorities and the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan and lease losses, write-down asset values, increase our capital levels, or affect our ability to borrow funds or maintain or increase deposits, which could adversely affect our liquidity and earnings; (viii) legislative or regulatory changes that adversely affect our business, including changes in regulatory capital or other rules; (ix) our ability to control operating costs and expenses; (x) staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our work force and potential associated charges; (xi) errors in our estimates in determining fair value of certain of our assets, which may result in significant declines in valuation; (xii) the network and computer systems on which we depend could fail or experience a security breach; (xiii) our ability to attract and retain key members of our senior management team; (xiv) costs and effects of litigation, including settlements and judgments; (xv) increased competitive pressures among financial services companies; (xvi) changes in consumer spending, borrowing and saving habits; (xvii) adverse changes in the securities markets; (xviii) earthquake, fire or other natural disasters affecting the condition of real estate collateral; (xix) the availability of resources to address changes in laws, rules or regulations or to respond to regulatory actions; (xx) inability of key third-party providers to perform their obligations to us; (xxi) changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board or their application to our business or final audit adjustments, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; (xxii) war or terrorist activities;
and (xxiii) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in this report and from time to time in other documents that we file with or furnish to the SEC. You should not place undue reliance on forward-
looking statements, and we undertake no obligation to update any such statements to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Burbank
Pasadena
LOS ANGELES
Ontario
Santa Monica
Hawthorne
Redondo Beach
Anaheim
Long Beach
Huntington Beach
Irvine
Costa Mesa
Newport Beach
ORANGE

2

Company Overview
Largest bank based in Orange County, CA
Common Stock: BANC (NYSE)
Preferred Stock: BANC PRC / PRD (NYSE)
Senior Debt: BOCA (NYSE)
Franchise
$6+ billion in assets
$5+ billion in annual loan originations
100+ banking locations throughout California
and the West
(1)
8th largest public independent California bank
15
th
largest
deposit
franchise
in
Los
Angeles
MSA
(2)
Loan Offices
Branches
1
Locations in California, Oregon, Arizona, Virginia, Indiana, Maryland, Colorado, Idaho, and Nevada
2
FDIC  SOD Report. Data as of 6/30/14 (combined BANC and Banco Popular CA branches).
*
(Data as of 6/30/15 unless noted)

OPERATIONAL EXCELLENCE

Building California's Bank

CALIFORNIA ENTREPRENEURIALISM

SUPERIOR ANALYTICS

3 3 Mission & Values

4

Total
Assets
($ in billions)
Banc of California has been successful in growing its asset base both organically as well as through opportunistic acquisitions since its recap in November 2010
Gateway Bancorp and Beach Business Bank, 2012
The Private Bank of California, CS Financial, and The Palisades Group, 2013
Renovation Ready and Popular Community Bank branches, 2014
All acquisitions successfully integrated into single technology platform
Consistent and disciplined asset growth since 2010
averaging approximately $1 billion annually with
strong credit metrics
$0.9
$0.9
$0.9
$0.8
$0.9
$0.9
$1.0
$1.1
$1.1
$1.7
$1.7
$2.1
$2.5
$3.7
$3.6
$4.0
$4.4
$4.5
$6.0
$6.1
$6.4
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
2010
2011
2012
2013
2014
Building California’s Bank
2015

5
5

Corporate Priorities
Scale individual business units at compelling marginal economics
Organically deploy capital from 2Q offering to increase income attributable to banking segment
Enhance management team, brand, and market position to solidify and leverage our position as California’s Bank

6
6

Bank Platform
BANKING
LENDING
Banc of California is committed to building the top full-service bank serving
California’s diverse private businesses, entrepreneurs, and homeowners
COMMERCIAL REAL ESTATE
MULTI-FAMILY
BUSINESS
SPECIALTIES
RESIDENTIAL
RETAIL BANKING
PRIVATE BANKING
BUSINESS BANKING
FINANCIAL INSTITUTIONS BANKING
EXECUTIVE BANKING

7

2015 Second Quarter Summary
Net Income
$0.32 EPS (diluted); $0.29 prior quarter and $0.27 year ago
1.0% ROAA, 15% ROATCE
Revenues
Total
Revenue
up
23%
quarter-over-quarter
and
70%
year-over-year
Net Interest Income up 4% quarter-over-quarter and 52% year-over-year
Expenses
73% efficiency ratio (consolidated); 77% prior quarter and 85% year ago
Balance
Sheet
$6.4 billion total assets; up 6% quarter-over-quarter and 47% year-over-year
Noninterest-bearing deposits up 18% quarter-over-quarter and 116% year-over-year
Capital
Tangible equity to tangible assets up to 9.1% from 7.6% prior quarter
$290 million of capital raised in April, not yet fully deployed
CRA
Upgraded to “Outstanding” rating

8

Profitability Trends
Net Interest Income
($ in millions)
0.74%
0.70%
0.60%
0.54%
0.50%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Cost
of Deposits
4.75%
4.62%
4.60%
4.59%
4.63%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Loan Yields
$0.27
$0.31
$0.25
$0.29
$0.32
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
EPS
(per diluted share)
$35.6
$38.2
$46.3
$52.0
$54.1
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Target: 4.25 –
4.50%
Target:
0.50%
+52% YoY
+19% YoY
-3% YoY
-32% YoY
Met target levels

9

0.8%
1.0%
0.8%
0.9%
1.0%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
12%
13%
11%
13%
15%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
85%
82%
90%
77%
73%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
3.88%
3.78%
3.82%
3.84%
3.92%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
1%
3.75 –
4.00%
Financial Performance Targets
15%
70 –
75%
1 Net Interest Margin shown for Banc of California, N.A. subsidiary. Excludes Holding Company debt interest expense.
Stated Year-End 2015 Run Rate Targets
ROAA
ROATCE
Net Interest Margin
1
Efficiency
Ratio
Met target levels

10

Business Segment Contribution
($ in millions)
* Figures may not foot due to rounding.
Pre-Tax Income
2Q 2015
1Q 2015
B/(W)
% Business
Segment
Income
% QoQ
Growth
Business Segments
Banking
$23.7
$15.9
$7.8
66%
80%
Mortgage Banking
10.3
9.6
0.7
29%
7%
Financial
Advisory /
Asset Management
1.9
0.6
1.3
5%
13%
Business
Segment Total
$35.9
$26.1
$9.8
Corporate / Other
(8.4)
(4.1)
(4.3)
Consolidated
$27.4
$22.1
$5.3

11

DDA
17%
NOW
20%
Savings
17%
Money
Market
27%
CDs
19%
Deposit Portfolio
$0.41
$0.46
$0.66
$0.75
$0.88
$2.9
$3.2
$4.0
$4.1
$4.2
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Noninterest-bearing Deposits
Interest-bearing Deposits
$5.1
$3.3
$3.6
$4.7
$4.9
Total Deposits
($ in billions)
Deposit Mix
(6/30/15 period end balance)
0.54%
0.60%
0.70%
0.74%
Cost of
Deposits:
0.50%
116%
44%
CAGR
* All Balances  Period-End.

12

$455
$464
$613
$639
$960
$567
$548
$1,042
$1,014
$839
$234
$367
$956
$940
$697
$1,213
$1,191
$1,172
$1,169
$1,841
$1,096
$1,127
$1,187
$1,241
$747
$134
$142
$167
$171
$137
$3,698
$3,839
$5,136
$5,175
$5,220
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Business
CRE & Construction
Multifamily
SF Residential
Held for sale
Other
Loan Portfolio
Business
21%
CRE
19%
MF
16%
SFR
41%
Other
3%
HFI Loan Mix
(6/30/15 period end balance)
Total Loans (HFS
/ HFI)
($ in millions)
4.63%
4.59%
4.60%
4.62%
4.75%
Average
Loan Yield:
1
1
Includes C&I, SBA & Leasing
*
All Balances Period-End.

13

Capital Position
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Banc of California, Inc.
Tangible Equity
to Tangible Assets (TE/TA)
9.1%
9.0%
7.5%
7.6%
9.1%
Common Equity Tier 1 Capital
Ratio (CET1)
n/a
n/a
n/a
9.0%
9.0%
Tier 1 Leverage Ratio
9.9%
9.3%
8.6%
8.0%
9.6%
Tier 1 Risk-based Capital Ratio
14.1%
14.0%
10.5%
10.8%
13.2%
Total Risk-based Capital Ratio
15.2%
15.0%
11.3%
11.6%
14.0%
Tangible Book Value per share,
non-GAAP
$11.44
$11.33
$10.53
$10.81
$10.93
Tangible
Book
Value
per
share,
adjusted
1
$9.66
$9.88
$9.64
$9.96
$10.11
Banc of California, N.A.
Tier 1 Leverage Ratio
9.7%
9.8%
9.2%
9.5%
10.3%
Tier 1 Risk-based Capital Ratio
13.8%
14.8%
11.3%
12.9%
14.0%
Total Risk-based Capital Ratio
14.9%
15.8%
12.0%
13.6%
14.9%
1  Tangible equity per common stock and shares issuable under purchase contracts. Represents the effect on TBV/share including conversion of TEUs to common shares

14

$22.6
$25.3
$29.5
$29.3
$34.8
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
($0.3)
$0.2
$n/m
$0.1
n/m
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
0.96%
0.86%
0.65%
0.71%
0.66%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
Asset Quality
NPAs / Assets
54%
66%
77%
69%
81%
2Q 2014
3Q 2014
4Q 2014
1Q 2015
2Q 2015
ALLL / NPLs
Net Charge Offs
(recoveries)
($ in millions)
ALLL
($ in millions)

15
15

Top Public Independent Banks Headquartered in California by Assets
($ in billions)
BANC is the 8th largest public independent California bank
Proven ability to attract and grow low cost retail deposits
Proven ability to build a scalable and diverse commercial lending platform
Proven M&A capabilities
Compelling economic model with scalable platform
A Top California Bank at an Attractive Entry Point
$53
$40
$34
$30
$17
$12
$8
$7
$6
$6
$6
$6
$5
$5
$4
$-
$10
$20
$30
$40
$50
FRC
SIVB
CYN
EWBC
PACW
CATY
CVBF
BBCN
BANC
OPB
BOFI
FMBL
WABC
WIBC
HAFC
Source: SNL Financial.  Financial data as 6/30/15.